SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                     Date of Report (Date of earliest Event
                           Reported): October 23, 2003



                    RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.
             (Exact name of registrant as specified in its charter)



            Delaware                333-104662            41-1955181
  (State or Other Jurisdiction     (Commission         (I.R.S. Employer
       of Incorporation)           File Number)      Identification No.)


        8400 Normandale Lake Boulevard, Suite 250, Minneapolis, MN 55437
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's telephone number, including area code (952) 857-7000

          (Former name or former address, if changed since last report

                         Exhibit Index located on Page 4




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Items 1  through  4,  Item 6 and Item 8 are not  included  because  they are not applicable.

Item 5.  Other Events.

Filing of ABS Term Sheet

Attached as an exhibit is a Structural Term Sheet or Collateral Term Sheet (each, as defined in the no-action letter issued by the staff of the Securities and Exchange Commission (the "Commission") on February 17, 1995, to the Public Securities Association) (the "ABS Term Sheet") furnished to Residential Asset Mortgage Products, Inc. (the "Company") by WaMu Capital Corp. (the "Underwriter") in respect of the Company's proposed offering of certain classes of the GMACM Mortgage Pass-Through Certificates, Series 2003-J7 (such classes, the "Certificates").

The Certificates will be offered pursuant to a Prospectus and related Prospectus Supplement (together, the "Prospectus"), which will be filed with the Commission pursuant to Rule 424 under the Securities Act of 1933, as amended (the "Act"). The Certificates will be registered pursuant to the Act under the Company's Registration Statement on Form S-3 (No. 333-104662) (the "Registration Statement"). The Company hereby incorporates the ABS Term Sheet by reference in the Registration Statement.

The ABS Term Sheet was prepared solely by the Underwriter, and the Company did not prepare or participate in the preparation of the ABS Term Sheet.

Any statement or information contained in the Term Sheet shall be deemed to be modified or superseded for purposes of the Prospectus and the Registration Statement by statements or information contained in the Prospectus.

Item 7.  Financial Statements and Exhibits

Information and Exhibits

(a) Not applicable.

(b) Not applicable.

(c) Exhibits:

                    ITEM 601(A) OF REGULATION S-K
EXHIBIT NUMBER      EXHIBIT NO.                          DESCRIPTION

1                   99.1                                WaMu Capital Corp.
                                                        ABS Term  Sheet
                                                        in   connection
                                                        with    certain
                                                        classes  of the
                                                        GMACM  Mortgage
                                                        Pass-Through
                                                        Certificates,
                                                        Series 2003-J7


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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            RESIDENTIAL ASSET MORTGAGE
                                            PRODUCTS, INC.


                                            By:    /s/ Patricia C. Taylor
                                            Name:  Patricia C. Taylor
                                            Title: Vice President

Dated: October 23, 2003



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                                  Exhibit Index



Exhibit Number  Item 601(a) of Regulation   Sequentially Numbered        Page
                S-K Exhibit No.             Description

1               99.1                 WaMu Capital Corp.           Filed
                                     ABS Term Sheet in            Electronically
                                     connection with certain
                                     classes of the GMACM
                                     Mortgage Pass-Through
                                     Certificates, Series
                                     2003-J7

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